                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report:     June 13, 1997


                           REGENCY AFFILIATES, INC.
               -----------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



             Delaware                                 1-7949                        72-0888772
--------------------------------------        --------------------            ----------------------
(State or Other Jurisdiction of Incor-        (Commission File No.)           (IRS Employer
poration or Organization)                                                     Identification Number)

  3340 S.E. Federal Hwy.,  Ste. 210, Stuart, FL                  34997
------------------------------------------------              -----------
(Address of Principal Executive Offices)                       (Zip Code)

   10842 Old Mill Rd., #5B,  Omaha, NB                           68154
------------------------------------------------              -----------
(Address of Administrative Offices)                            (Zip Code)

Registrant's Telephone Number (executive office), including Area Code:      (561) 398-8448
                                                                      ---------------------
Registrant's Telephone Number (administrative office), including Area Code: (402) 330-8750
                                                                           -----------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                    FORM 8-K



Item 1.    Changes in Control of Registrant.

             Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

             Not Applicable

Item 3.    Bankruptcy or Receivership.

             Not Applicable.

Item 4.    Changes in the Registrant's Certifying Accountant.

             Not Applicable.

Item 5.    Other Events.

             William R. Ponsoldt, Sr. has been appointed President of the Registrant. See attached press release.

Item 6.    Resignations of Registrant's Directors.

             Not Applicable.

Item 7.    Financial Statements and Exhibits.

             Attached are copies of an Employment Agreement dated June 3, 1997, between William R. Ponsoldt, Sr. and Regency Affiliates, Inc., and an
Agreement dated June 3, 1997, between The Statesman Group, Inc. and Regency Affiliates, Inc.

           EXHIBITS FILED HEREWITH:

           Exhibit No.        Description of Document
           -----------        -----------------------
           10(a)              Agreement dated June 3, 1997, between Regency
                              Affiliates, Inc., and William R. Ponsoldt, Sr.

           10(b) Agreement dated June 3, 1997, between Regency Affiliates, Inc. and Statesman Group, Inc.

           99(a)              Press release of Regency Affiliates, Inc. dated
                              June 6, 1997


                                   SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.


                                        REGENCY AFFILIATES, INC.


June 13, 1997                           By: /s/ William R. Ponsoldt, Sr.
    ---                                    -------------------------------
                                              William R. Ponsoldt, Sr.
                                              President